================================================================================

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

================================================================================
                               Articles of Merger
                           (Pursuant to NRS 92A.200)
                                     Page 1
================================================================================

                                             Above Space is for Office Use Only

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

HOST  VENTURES  INC.
--------------------------------------------------------------------------------
Name of merging entity


Nevada                                       Corporation
--------------------------------             -----------------------------------
Jurisdiction                                 Entity type *


SUN CAL ENERGY, INC.
--------------------------------------------------------------------------------
Name of merging entity


Nevada                                       Corporation
--------------------------------             -----------------------------------
Jurisdiction                                 Entity type *


--------------------------------------------------------------------------------
Name of merging entity


--------------------------------             -----------------------------------
Jurisdiction                                 Entity type *

--------------------------------------------------------------------------------
Name of merging entity


--------------------------------             -----------------------------------
Jurisdiction                                 Entity type *

and,


HOST VENTURES INC.
--------------------------------------------------------------------------------
Name of surviving entity


Nevada                                       Corporation
--------------------------------             -----------------------------------
Jurisdiction                                 Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

================================================================================

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

================================================================================
                               Articles of Merger
                           (Pursuant to NRS 92A.200)
                                     Page 2
================================================================================

                                             Above Space is for Office Use Only

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

                Attn:
                     ---------------------------------------
                c/o:
                     ---------------------------------------

                     ---------------------------------------

                     ---------------------------------------


3)      (Choose one)

[X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4. Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):


(a)    Owner's approval was not required from:

       HOST VENTURES INC.
       -------------------------------------------------------------------------
       Name of merging entity, if applicable

       SUN CAL ENERGY, INC.
       -------------------------------------------------------------------------
       Name of merging entity, if applicable

       -------------------------------------------------------------------------
       Name of merging entity, if applicable

       -------------------------------------------------------------------------
       Name of merging entity, if applicable

       and, or;

       -------------------------------------------------------------------------
       Name of surviving entity, if applicable


Filing Fee $350.00

================================================================================

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

================================================================================
                               Articles of Merger
                           (Pursuant to NRS 92A.200)
                                     Page 3
================================================================================

                                             Above Space is for Office Use Only

(b)     The plan was approved by the required consent of the owners of *:

        ------------------------------------------------------------------------
        Name of merging entity, if applicable

        ------------------------------------------------------------------------
        Name of merging entity, if applicable

        ------------------------------------------------------------------------
        Name of merging entity, if applicable

        ------------------------------------------------------------------------
        Name of merging entity, if applicable

and, or;

        ------------------------------------------------------------------------
        Name of surviving entity, if applicable









* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

================================================================================

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

================================================================================
                               Articles of Merger
                           (Pursuant to NRS 92A.200)
                                     Page 4
================================================================================

                                             Above Space is for Office Use Only

(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


        ------------------------------------------------------------------------
        Name of merging entity, if applicable

        ------------------------------------------------------------------------
        Name of merging entity, if applicable

        ------------------------------------------------------------------------
        Name of merging entity, if applicable

        ------------------------------------------------------------------------
        Name of merging entity, if applicable

and, or;

        ------------------------------------------------------------------------
        Name of surviving entity, if applicable

================================================================================

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

================================================================================
                               Articles of Merger
                           (Pursuant to NRS 92A.200)
                                     Page 5
================================================================================

                                             Above Space is for Office Use Only

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

--------------------------------------------------------------------------------
   Article I of the Articles of Incorporation of Host Ventures Inc. is hereby amended to change the name from Host Ventures Inc. to "Sun Cal Energy, Inc.".
--------------------------------------------------------------------------------

6)      Location of Plan of Merger (check a or b):

        [X]  (a) The entire plan of merger is attached; or,

        [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)      Effective date (optional)**:        November 6, 2006
                                    ----------------------------------


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

================================================================================

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

================================================================================
                               Articles of Merger
                           (Pursuant to NRS 92A.200)
                                     Page 6
================================================================================

                                             Above Space is for Office Use Only

8) Signatures - Must be signed by: An officer of each corporation whether or not for profit; all general partners of each limited partnership or limited-liability limited partnership; a manager of each a limited-liability company with managers or by one member if without managers; a trustee of a business trust; a managing partner of a limited-liability partnership; by one partner of a general partnership.* (if there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):


HOST VENTURES INC.
--------------------------------------------------------------------------------
Name of merging  entity,  if applicable

X                               President                       October , 2006
--------------------------------------------------------------------------------
Signature                       Title                           Date

SUN CAL ENERGY, INC.
--------------------------------------------------------------------------------
Name of merging entity, if applicable

X                               President                       October , 2006
--------------------------------------------------------------------------------
Signature                       Title                           Date


--------------------------------------------------------------------------------
Name of merging entity, if applicable


--------------------------------------------------------------------------------
Signature                       Title                           Date


--------------------------------------------------------------------------------
Name of merging entity, if applicable


--------------------------------------------------------------------------------
Signature                       Title                           Date

SUN CAL ENERGY, INC.
--------------------------------------------------------------------------------
Name of surviving entity, if applicable

X                               President                       October , 2006
--------------------------------------------------------------------------------
Signature                       Title                           Date

 * The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

================================================================================

DEAN HELLER Secretary of State                       FILING INSTRUCTIONS FOR THE
204 North Carson Street, Suite 1                         AMENDMENT DIVISION
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

================================================================================
IMPORTANT: READ ALL INSTRUCTIONS CAREFULLY BEFORE COMPLETING FORM.

Dear Customer: We value your patronage and desire to provide you the best service possible. In an effort to facilitate your filing we would appreciate your taking a moment to read the following before submitting your document. Failure to include any of the information required on the form may cause the filing to be rejected.
                                  -Thank you-


1.) One file stamped copy of the filing will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

2.) If paying for expedite service, include and highlight the word "EXPEDITE" in your correspondence.

3.) Verify filing is submitted on the correct form prescribed by the Secretary of State.

4.)  Forms must include appropriate signatures as required.

5.) If applicable, include the appropriate names and addresses as requested on the form.

6.) If adding new managers or general partners, their names and addresses must be set forth.

7.) Documents must reflect the complete name of the entity as registered with the Secretary of State.

8.)  Attach all pages that are referenced as attachments.

9.)  All documents must be legible for filming and/or scanning.

10.) If filing restated articles (containing newly amended articles, deletions or additions), provide a form prescribed by the Secretary of State indicating which articles have been amended, deleted or added. Furthermore, the articles must contain the necessary amendment language as required by the statutes governing amendments for that type of business entity.

11.) Verify that the status of the entity is not revoked. Verification may be made by visiting our Web site at www.secretaryofstate.biz or calling this office.

12.) The correct filing date must be provided when required.

13.) All required information must be completed and appropriate boxes checked or filing will be rejected.

14.) Please contact this office for assistance if you are unsure of the filing fee for your document.

15.) All forms may be ordered by phone to be sent by facsimile through the Secretary of State's DOCUMENTON-DEMAND service by dialing (800) 583-9486. They may also be downloaded from our Web site www.secretaryofstate.biz . The Nevada Revised Statutes may be obtained at http://www.leg.state.nv.us/NRS. Filing may be submitted at the office of the Secretary of State or by mail at the following addresses:

(Regular and Expedited Filings Accepted)
Secretary of State
Amendments Division
204 N. Carson Street, Suite 1
Carson City, NV 89701-4299
775-684-5708 Fax 775-684-5731


(Expedited Filings Only)
Secretary of State-Satellite Office
Commercial Recordings Division
555 E. Washington Avenue, Suite 4000
Las Vegas, NV 89101
702-486-2880 Fax 702-486-2888 ??